UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported):   January 17, 2012

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13222 (Commission File Number)	23-2265045 (IRS Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania 16933
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (570) 662-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 17, 2012, Citizens Financial Services, Inc. (the “Company”), the holding company for First Citizens National Bank (the “Bank”), announced that the Bank submitted an application to the Pennsylvania Department of Banking to convert its charter from a national bank to a Pennsylvania-chartered bank and trust company.  Subject to regulatory approval, the Company expects the charter conversion to be completed in the second or third quarter of calendar year 2012.  For more information, reference is made to the Company’s press release dated January 17, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits
Number	Description
99.1                                Press release dated January 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: January 17, 2012	By:	/s/ Mickey L. Jones
Mickey L. Jones
Executive Vice President and Chief Financial Officer